Exhibit 10.22



                      AMENDMENT NO. 2 TO LOAN AND SECURITY
                      ------------------------------------
                              AGREEMENT AND WAIVER
                              --------------------

          This Amendment No. 2 to Loan and Security Agreement and Waiver (the "Amendment"), is entered into this 22nd day of April, 1996, by and between FACTORY 2-U, INC., an Arizona corporation ("Borrower"), and FINOVA CAPITAL CORPORATION, a Delaware corporation,

                              W I T N E S S E T H:
                              - - - - - - - - - --

          WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement dated as of November 10, 1995 (the "Original Agreement"); and

          WHEREAS, Borrower and Lender are parties to that certain Amendment No. 1 to Loan and Security Agreement and Waiver dated as of April 18, 1996 ("Amendment No. 1 "), which Amendment No.1 served to amend the Original Agreement and provided for Lender's waiver of Borrower's non-compliance with certain provisions thereof (the Original Agreement and Amendment No. 1 are herein collectively referred to as the "Loan Agreement"); and

          WHEREAS, Borrower has requested that Lender amend the Loan Agreement in certain respects and waive Borrower's non-compliance with certain provisions thereof and, subject to the terms and conditions set forth below, Lender is willing to do so.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and undertakings set forth herein, the parties hereby agree as follows:

          1.   Defined Terms. All capitalized terms used herein and not
               -------------
otherwise defined shall have the meanings given such terms in the Loan
Agreement.

          2.   Amendment to Loan Agreement. The Loan Agreement and the Schedule
               ---------------------------
are hereby amended, as of the Second Amendment Effective Date, as follows:

               2.1 Section 18 of the Loan Agreement is hereby amended by inserting the following new defined terms:

                    "Second Amendment" means that certain Amendment No. 2 to
                     ----------------
          Loan and Security Agreement and Waiver, effective as of the Second Amendment Effective Date, by and between Borrower and Lender.



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                    "Second Amendment Effective Date" means April 22, 1996.
                     -------------------------------

               2.2 The "Net Worth" and "Debt to Net Worth" covenants set forth in that Section of the Schedule to the Loan Agreement entitled FINANCIAL COVENANTS are hereby amended in their entirety to read as follows:

                    Net Worth. Borrower shall maintain Net Worth of not less
                    ---------
          than Five Hundred Thousand Dollars ($500,000) from the Closing Date through and including September 30, 1996; One Million Dollars ($1,000,000) from October 1, 1996 through and including January 31, 1997; and One Million Five Hundred Dollars ($1,500,000) thereafter (the "Net Worth Covenant");

                    Debt to Net Worth. Borrower shall maintain a ratio of
                    -----------------
          Indebtedness to Net Worth of not greater than 20.0 to 1.0 as of January 31, 1996, and of not greater than 14.0 to 1.0 as of January 31 of each year thereafter (the "Debt to Net Worth Covenant"); and

               3.   Waiver of Events of Default. The waiver set forth in this
                    ---------------------------
Section 3 is specific to the matter set forth herein: no future acts, events or occurrences, or acts, events or occurrences of which Lender does not have actual present knowledge, which either constitute an Event of Default or which with the passage of time, giving of notice, or both, would constitute an Event of Default, are waived by Lender, including, without limitation, any circumstances which are of a continuing nature, the existence of which would independently give rise to an Event of Default under the Loan Agreement after giving effect to this Amendment; provided, that with respect to any financial covenants or
                --------
reporting obligations which are only tested or to be complied with as of specified dates pursuant to the Loan Agreement, no Event of Default shall exist unless a breach occurs or exists as of the time such covenants are to be tested or complied with as of a date subsequent to the date of this Amendment.

               3.1  Net Worth Covenant. Subject to satisfaction of each
                    ------------------
     condition precedent set forth in Section 4 below, Lender hereby waives Borrower's non-compliance with the Net Worth covenant set forth in that Section of the Schedule to the Loan Agreement entitled "FINANCIAL COVENANTS" for the period commencing on the Closing Date through the Second Amendment Effective Date.

          4.   Conditions Precedent. The modifications described in Section 2
               --------------------
of this Amendment and the waivers set forth in Section 3 of this Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender:



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



               (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

                    (i)  This Amendment;

                    (ii) The Consent of Guarantor in the form attached hereto;
          and

                    (iii) Such other items as Lender may require.

               (b) Other than with respect to the matters set forth in Section 3 above, there shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default.

               (c) All the representations and warranties of the Loan Parties in the Loan Documents shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment.

               (d) Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation and closing of this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.

               5.   Indebtedness Acknowledged. Borrower acknowledges that the
                    -------------------------
indebtedness evidenced by the Loan Documents is just and owing and agrees to pay the indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time.

               6.   Validity of Documents. Borrower hereby ratifies, reaffirms,
                    ---------------------
acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature



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



whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

               7.   Reaffirmation of Warranties. Borrower hereby reaffirms to
                    ---------------------------
Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

               8.   Ratification of Terms and Conditions. All terms, conditions
                    ------------------------------------
and provisions of the Loan Agreement, and of each of the other Loan Documents shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control. Without limiting the generality of the foregoing, Borrower reaffirms its obligation to deliver to Lender Landlord's Consents with respect to all of Borrower's facilities in which Collateral is or is intended to be kept or maintained and further acknowledges that Lender has not waived its right to require the delivery of such Landlord's Consents.

               9.   Other Writings. Lender and Borrower will execute such other
                    --------------
writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

               10.  Benefit of the Amendment. The terms and provisions of this
                    ------------------------
Amendment and the other Loan Documents shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall not have any right to assign its rights under this Amendment or any of the Loan Documents or any interest therein without the prior written consent of Lender.

               11.  Choice of Law. The Loan Documents and this Amendment shall
                    -------------
be performed and construed in accordance with the laws of the State of Arizona.

               12.  Entire Agreement. Except as modified by this Amendment, the
                    ----------------
Loan Documents remain in full force and effect. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.



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               13. Counterparts; Telecopy Execution. This Amendment may be
                   --------------------------------
executed in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpan of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                                        FINOVA CAPITAL CORPORATION, a Delaware
                                        corporation


                                        By:  /s/ Carlos Villas
                                            ----------------------------
                                             Name: Carlos Villas
                                             Title  Vice President

                                        FACTORY 2-U, INC., an Arizona
                                        corporation


                                        By:  /s/ James M. Baker
                                            ----------------------------
                                              Name: James M. Baker
                                              Title: Chief Financial Operator



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



                              CONSENT OF GUARANTOR
                              --------------------



          The undersigned ("Guarantor") hereby executes this Consent for the purpose of (i) evidencing Guarantor's consent to the execution and performance of Amendment No. 2 to Loan and Security Agreement and Waiver (the "Second Amendment") by Lender and Borrower, (ii) reaffirming the terms of the Guaranty Agreement executed by Guarantor, (iii) evidencing Guarantor's agreement that the Borrower's Obligations as set forth in the Guaranty Agreement shall, for all purposes, include the Loan Documents, as amended by that certain Amendment No.1 to Loan and Security Agreement and Waiver dated as of April 18, 1996 by and between Borrower and Lender (the "First Amendment") and the Second Amendment, and shall further include all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement as amended by the First Amendment and the Second Amendment, and (iv) ratifying and affirming all terms and provisions of the Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of this 22nd day of April, 1996.

                                        FAMILY BARGAIN CORPORATION, a Delaware
                                        corporation

                                        By:  /s/ William W. Mowbray
                                            ---------------------------------
                                             Name: William W. Mowbray
                                             Title: Chief Financial Officer